UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2017

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1—9278	31—1168055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16430 North Scottsdale Road, Suite 400 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (480) 781-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On November 1, 2017, Carlisle Construction Materials, LLC (“Carlisle Construction”), a Delaware limited liability company and wholly owned subsidiary of Carlisle Companies Incorporated, a Delaware corporation (“Carlisle”), completed the transactions contemplated by the Securities Purchase Agreement (the “Purchase Agreement”) dated September 29, 2017, between Carlisle Construction, Accella Performance Materials LLC, a Delaware limited liability company, and Accella Holdings LLC, a Delaware limited liability (“Accella”).

Pursuant to the Purchase Agreement, Carlisle, through Carlisle Construction, acquired, for cash consideration of $670 million (subject to certain adjustments for the levels of cash, indebtedness and working capital at closing), all of the issued and outstanding equity interests in Accella and its direct and indirect subsidiaries.

Item 7.01.                                        Regulation FD Disclosure.

On November 1, 2017, Carlisle announced the closing of the transaction contemplated by the Purchase Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release of Carlisle Companies Incorporated, dated November 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2017

CARLISLE COMPANIES INCORPORATED

	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer